RIDGEWORTH FUNDS

Supplement dated May 30, 2014 to the

Prospectus and Statement of Additional Information (“SAI”)

dated August 1, 2013, as supplemented

This supplement updates information in, and should be read in conjunction with, the Prospectus and SAI.

Effective May 30, 2014, employees of RidgeWorth Investments (the “Adviser”), in partnership with affiliated investment funds of Lightyear Capital, acquired all outstanding equity securities of the Adviser from SunTrust Banks, Inc. (“SunTrust”).

As a result of this transaction, effective immediately, all references to SunTrust, and its affiliates and subsidiaries, contained in the Prospectus and SAI are hereby deleted. Additionally, all references to the Adviser’s status as a partially-owned subsidiary of SunTrust contained in the Prospectus and SAI are hereby deleted.

As part of this transaction, one of the Trust’s subadvisers, StableRiver Capital Management LLC (“StableRiver”), will integrate into Seix Investment Advisors LLC (“Seix”), another subadviser to the Trust. This integrated firm will operate under the Seix brand and, effective immediately, any Fund that has been subadvised by StableRiver will now be subadvised by Seix.

Additionally, except for the Conservative Allocation Strategy, Aggressive Growth Stock Fund and Total Return Bond Fund, under a manager of managers arrangement, the Adviser may enter into or materially modify a subadvisory agreement with an unaffiliated subadviser, subject to approval by the Board and certain other conditions, without requiring approval from the applicable Fund’s shareholders. Any significant change in a Fund’s subadvisory arrangement will be communicated to shareholders.

Officers, directors or trustees, and employees and their immediate families of SunTrust and its subsidiaries that would like additional information with regard to changes to policies relating to the purchase of I Shares of RidgeWorth Funds should contact the Funds at 1-888-784-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

RFSP – 162